                                                                    Exhibit 99.1


                     [Letterhead of Conseco Finance Corp.]


                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is a Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 2002 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of November 2002.


                                       CONSECO FINANCE CORP


                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

                     [Letterhead of Conseco Finance Corp.]

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 2002 to December 31, 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 17th day of January 2003.

                                               CONSECO FINANCE CORP.




                                               BY: /s/ Cheryl A. Collins
                                                   ---------------------------
                                                   Cheryl A. Collins
                                                   Vice President and Treasurer

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-B
TRUST ACCOUNT:           3340207-0
MONTHLY REMITTANCE REPORT:                 December, 2002
REMITTANCE DATE:                             01/15/2003

Available Funds                                                                    Principal           Interest         Total
---------------                                                                    ---------           --------         -----
Scheduled Monthly Payments Collected                                              151,185.21       1,736,477.15     1,887,662.36
Principal Prepayments                                                           5,385,995.66          80,386.53     5,466,382.19
Proceeds on Liquidated Loans                                                            0.00               0.00             0.00
Servicer Reimbursement of Pre-Liquidation Expenses                                      0.00               0.00             0.00
Servicer Reimbursement of Post-Liquidation Expenses                                     0.00               0.00             0.00
Servicer Advance for Delinquent Payments                                           22,459.39         419,146.22       441,605.61
Recovery of Prior Month's Servicer Advance                                        -19,982.61        -363,830.18      -383,812.79
10-Day Roll Forward of Principal Collections                                            0.00               0.00             0.00
Recovery of Prior Month's 10-Day Roll Forward                                           0.00               0.00             0.00
Collection Account Earnings                                                             0.00           5,511.66         5,511.66
Class M & B-1 Interest Deficiencies for current Remittance                              0.00               0.00             0.00
Class M & B-1 Interest Deficiencies from prior Remittance                               0.00               0.00             0.00
Amount Withdrawn from Reserve Funds                                                     0.00               0.00             0.00
Other Adjustments to Available Funds                                                  105.52               0.00           105.52
                                                                                -------------------------------------------------
Total Available Funds                                                           5,539,763.17       1,877,691.38     7,417,454.55
                                                                                =================================================
Fees Payable
------------
Monthly Servicing Fee    (0.5% of Pool Scheduled Principal Balance)                                                    85,917.41
Back-up Servicing Fee    (0.03% of Pool Scheduled Principal Balance)                                                    5,155.04
Trustee Fee                                                                                                                 0.00
Insurance Premium                                                                                                           0.00
Cap Provider Fee         (payable May 2002 through October 2004)                                                       24,083.00
                                                                                                               ------------------
Total Fees                                                                                                            115,155.45
                                                                                                               ==================
Amount Available for Principal and Interest Distribution (see page 2)                                               7,302,299.10
                                                                                                               ==================
Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                                          172,339.11
Principal Prepayments (Payoffs and Curtailments)                                                                    5,376,379.40
Liquidated Loans                                                                                                            0.00
Repurchased / Substituted Contracts                                                                                         0.00
10-Day Principal Roll Forward                                                                                               0.00
Prior Month's 10-Day Roll Forward                                                                                           0.00
                                                                                                               ------------------
Total Formula Principal Distribution                                                                                5,548,718.51
                                                                                                               ==================

Unpaid Class A Principal Shortfall as of Prior Month                                                                        0.00
Current Month Class M and B Liquidation Loss Distribution                                                                   0.00
Overcollateralization Principal Distribution     (begins 05/15/2002)                                                  484,821.89
                                                                                                               ------------------
Total Additional Principal Distribution and Other Principal Distribution                                              484,821.89
                                                                                                               ==================
Pool Scheduled Principal Balance                                                                                  200,653,063.20
10-Day Adjusted Pool Principal Balance                                                                            200,653,063.20
Certificate Principal Balance (excluding IO Notional Principal Amount)                                            194,362,591.52
Overcollateralization Amount                    (Target:)           6,875,000.00                                    6,290,471.68
Total Outstanding Loan Count                                                                                               2,771

Reserve Funds / Cash Deposits                 Previous Balance         Deposits            Withdrawals            Ending Balance
-----------------------------                 ----------------         --------            -----------            --------------
Prefunded Account                                     0.00                 0.00                   0.00                   0.00
Undelivered Account                                   0.00                 0.00                   0.00                   0.00
Stage-Funded Reserve Fund                             0.00                 0.00                   0.00                   0.00
Basis Risk Reserve Fund                          35,172.61             5,045.19                   0.00              40,217.80
Yield Maintenance Reserve Fund                        0.00                 0.00                   0.00                   0.00

Non-Recoverable Pre-Liquidation Expenses         Incurred:                 0.00           Outstanding:                   0.00
Non-Recoverable Post-Liquidation Expenses        Incurred:                 0.00           Outstanding:                   0.00

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-B
TRUST ACCOUNT:           3340207-0
MONTHLY REMITTANCE REPORT:             December, 2002
REMITTANCE DATE:                       01/15/2003

                                 Principal Allocation Percentage
                                 -------------------------------
                                                Current Date    Following Date
                                 ----------------------------------------------
                                 Class A        100.00000000%    100.00000000%
                                 Class M          0.00000000%      0.00000000%
                                 Class B          0.00000000%      0.00000000%
                                 ----------------------------------------------
                                 Total          100.00000000%    100.00000000%
                                 ----------------------------------------------

Distributions
-------------                                   Current             Interest
                               Coupon           Interest            Shortfall    Per $1000           Principal       Per $1000
  Class       CUSIP             Rate            Payment             Payment      Original             Payment        Original
------------------------------------------------------------------------------------------------------------------------------------
A1   *   20847TBN0            1.65000%         62,550.03              0.00      0.65842138        6,033,540.40     63.51095158
A2       20847TBP5            5.31000%        314,175.00              0.00      4.42500000                0.00      0.00000000
A3       20847TBQ3            6.87000%        183,915.63              0.00      5.72500016                0.00      0.00000000
AIO      20847TBR1            7.25000%        494,812.50              0.00      6.04166667                0.00      0.00000000
M1   *   20847TBS9            3.17000%         46,266.84              0.00      2.64381924                0.00      0.00000000
M2   *   20847TBT7            3.92000%         51,075.31              0.00      3.26881963                0.00      0.00000000
B1   *   20847TBU4            6.67000%         59,080.16              0.00      5.56048580                0.00      0.00000000
B2       xxxxxxxxx            8.40122%         56,883.23              0.00      7.00101292                0.00      0.00000000
B3I      xxxxxxxxx                N/A               0.00              0.00         N/A                    0.00        N/A
C        xxxxxxxxx                N/A               0.00              0.00         N/A                    0.00        N/A
------------------------------------------------------------------------------------------------------------------------------------
Totals                                      1,268,758.70              0.00                        6,033,540.40
====================================================================================================================================

[Table continues]

Distributions
-------------                                                                               Unpaid             Unpaid
                            Ending                 Pool              Original             Interest           Principal
  Class       CUSIP         Balance               Factor              Balance             Shortfall          Shortfall
----------------------------------------------------------------------------------------------------------------------
A1   *   20847TBN0       39,362,591.52          0.41434307        95,000,000.00                 0.00            0.00
A2       20847TBP5       71,000,000.00          1.00000000        71,000,000.00                 0.00            0.00
A3       20847TBQ3       32,125,000.00          1.00000000        32,125,000.00                 0.00            0.00
AIO      20847TBR1       81,900,000.00          1.00000000        81,900,000.00                 0.00            0.00
M1   *   20847TBS9       17,500,000.00          1.00000000        17,500,000.00                 0.00            0.00
M2   *   20847TBT7       15,625,000.00          1.00000000        15,625,000.00                 0.00            0.00
B1   *   20847TBU4       10,625,000.00          1.00000000        10,625,000.00                 0.00            0.00
B2       xxxxxxxxx        8,125,000.00          1.00000000         8,125,000.00                 0.00            0.00
B3I      xxxxxxxxx          N/A                    N/A                  N/A             1,580,644.67            0.00
C        xxxxxxxxx          N/A                    N/A                  N/A                     0.00            0.00
----------------------------------------------------------------------------------------------------------------------
Totals                  194,362,591.52         0.777450366       250,000,000.00         1,580,644.67            0.00
======================================================================================================================

*    Includes interest adjustment of $130.35(A1), $37.67(M1), $33.64(M2),
     $22.87(B1) from 11/15/02 distribution to correct Libor rate by .0025

Delinquency / Default Summary
-----------------------------

                                                                                                    Defaults     180 Day Defualt
Delinquencies             31-60 Days    61-90 Days   90-179 Days      Total          Extensions     Incurred        Inventory
------------------------------------------------------------------------------------------------------------------------------------
Number of Loans                   33            17             6             56               80             8               1
Principal Balance       2,273,465.78  1,283,246.74    389,778.55   3,946,491.07     6,729,847.95    857,128.20       14,811.44
Percent of Total (#)           1.19%         0.61%         0.22%          2.02%            2.89%         0.29%           0.04%
Percent of Total ($)           1.13%         0.64%         0.19%          1.97%            3.35%         0.43%           0.01%
------------------------------------------------------------------------------------------------------------------------------------

[table continues]

                              Foreclosure              REO             Liquidations/       Liquidation
Delinquencies                  Inventory            Inventory           Charge-Offs           Losses
-------------------------------------------------------------------------------------------------------
Number of Loans                       30                 7.00                 0                   0
Principal Balance           3,002,511.61           909,831.63              0.00                0.00
Percent of Total (#)               1.08%                0.25%             0.00%               0.00%
Percent of Total ($)               1.50%                0.45%             0.00%               0.00%
--------------------------------------------------------------------------------------------------------

                                                                  --------------------------------------
                                                   Cumulative (#):         2.00                2.00
                                                   Cumulative ($):    35,541.68            42,375.71
                                                                  --------------------------------------

Distribution Tests              Step Down Date:    05/15/2005
------------------              ---------------
                                                          Target      Actual
--------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                  8.95%        2.10%
(Shall not exceed 32% of the Sr. Enhancement %)           -----

Cumulative Realized Loss Ratio                                         0.02%
(target not to exceed 4.25% from 5/15/2005 to 4/15/2006,

5.75% from 5/15/2006 to 4/15/2007, 6.50% from 5/15/2007
to 4/15/2008 and 6.75% thereafter)


Class A Principal Balance                            less than or     74.11%
                                                    equal to 53.00%
--------------------------------------------------------------------------------

Servicer Termination Tests
--------------------------

                                                          Target      Actual
--------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                  11.82%       2.10%    ------------------------------
(Shall not exceed 42.25% of the Sr. Enhancement %)        ------                Sr. Enhance %       27.97292%
                                                                                ------------------------------
Cumulative Realized Loss Ratio                                         0.02%    WAC                 11.95095%
(target not to exceed 7.25% from 5/15/2005 to 4/15/2006,                        Net WAC Cap         11.28080%
8.25% from 5/15/2006 to 4/15/2007, 8.75% from 5/15/2007                         ------------------------------
to 4/15/2008 and 9.00% thereafter)                                              WAM                    305.49
--------------------------------------------------------------------------------------------------------------

U.S. Bank National Association Bondholder Services: 1-800-934-6802        page 2